Supplement to the
Fidelity® Select Portfolios®
April 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify IT Services Portfolio's fundamental concentration policy. A meeting of the shareholders of the fund will be held during the second quarter of 2023 to vote on this proposal.
Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov). Results of the shareholder meeting will appear in the fund's next shareholder report.
Pending shareholder approval of the fund's proposal to modify its concentration policy, effective July 1, 2023, the following information replaces similar information for IT Services Portfolio found in the "Investment Policies and Limitations" section.
Concentration
For Enterprise Technology Services Portfolio (fka IT Services Portfolio):
The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the enterprise technology services industry.
The following information supplements information for Brokerage and Investment Management Portfolio found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Pierre Sorel as of April 30, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$13,661	$165	$266
Assets Managed with Performance-Based Advisory Fees (in millions)	$811	none	none
* Includes Brokerage and Investment Management Portfolio ($729 (in millions) assets managed).
As of April 30, 2023, the dollar range of shares of Brokerage and Investment Management Portfolio beneficially owned by Mr. Sorel was none.

SEL-SSTK-0723-225-1.475630.225	July 7, 2023